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Investor Update
Barclays Capital 2014 Americas Select Franchise Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
May 2014
Please refer to earnings release dated April 17, 2014 and
10-Q dated May 8, 2014 for further information
Exhibit 99.1

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Broad scope of products and services
addressing the needs of wide array of customers
Consumer Lending Branch Banking Wealth Management Wholesale Banking
Retail Bank
Cards
Mortgage
Auto
2013 total revenue of $560MM
2013 average loans of $2.0B
2013 average core deposits of $8.8B
$26B assets under management
$302B assets under care
2013 total revenue of $2.6B
2013 average loans of $47.3B
2013 average core deposits of $30.2B
2013 total revenue of $2.0B
2013 average loans of $17.5B
1,311 banking centers
2,614 ATMs
12 states
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
Highlights
In footprint markets
National consumer lending
In footprint markets
National commercial banking
Diversified financial services company operating in 12 states
1
Source: Inside Mortgage Finance
2
Source: Experian Auto Count. Loans (excluding leases) originated by franchised dealers. Prime banks only - excludes captives and non primes. Capital One is excluded because they are primarily non-prime. Ally is excluded because they were primarily a captive.
2013 total revenue of $1.1B
2013 average loans of $22.2B
#12 mortgage originator¹
(42 states)
#5 bank indirect auto originator²
(45 states)

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2013: A record year
Return on avg. assets Net income to common ($MM)
Generated highest level of net
income in Company’s history
Improving profitability approaching
target for normalized environment
Net charge-off ratio
Problem assets at lowest
levels in five years
ALLL / NPLs
Coverage levels among
strongest in the industry
Capital ratios above regulatory
well-capitalized levels
1
Non-GAAP measure; see Reg. G reconciliation in appendix; presented under current U.S. capital regulations
2
2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013.
3
Repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
Total payout ratio
Net payouts to shareholders
of $1.3B
2
in 2013
100% of
gains
45% of
earnings
ex-Vantiv
gains
26% of
earnings
ex-Vantiv
gains
Tier 1 common ratio
$511 $503
$1,094
$1,541
$1,799
2009 2010 2011 2012 2013 2009 2010 2011 2012 2013
2009 2010 2011 2012 2013
2009 2010 2011 2012 2013
2009 2010 2011 2012 2013
2009 2010 2011 2012 2013
7.0%
7.5%
9.4%
9.5%
9.4%
0.64%
0.67%
1.15%
1.34%
1.48%
6% 6%
23%
21% 23%
31%
39%
11%
12%
3.20%
3.02%
1.49%
0.85%
0.58%
127%
179%
157%
180%
211%
1
Common Dividends
Declared
Share Repurchases
Share Repurchases
-
ex-Vantiv²
-
Vantiv³

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• Earnings per diluted share of $0.36
• Operating results in line with our expectations, driven by healthy balance sheet with strong growth potential and well-controlled expenses
• Despite several large credits that elevated net charge-offs, portfolio asset quality continues to improve; total delinquencies and nonperforming assets remain at low levels
First quarter 2014 earnings highlights
1
Non-GAAP measure; see Reg. G reconciliation in appendix. Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier 1 common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
• Traditional commercial banking franchise utilizing an affiliate-based model supported with strong national businesses
— Segment and industry specialization in mid-corporate, energy, and healthcare
• Top 3 deposit market share in key markets with focus on further improving share of wallet
• Redesigning retail distribution strategy and prioritizing key segments in consumer bank
• Growing regional wealth management and brokerage services
•
Tier 1 common ratio of 9.5% (Basel III pro forma estimate of ~9.1%)
¹
•
Repurchased 8MM common shares in 1Q14; 4Q13 and 1Q14 transactions reduced average diluted share count by 23MM
•
2014 CCAR plan not objected to by Federal Reserve Board, includes the potential increase in the quarterly common stock dividend and potential repurchase of common shares
—
$150MM share repurchase agreement announced in 2Q14
Strong
Operating
Results
Executing on
Strategic
Plans
Prudent
Capital
Management

Core +8% YoY; Transaction +9% YoY

Avg +4% YoY; EOP +5% YoY

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Net interest income, margin & balance sheet
Average core deposit balances ($B)
$91.5
$84.9
Loan balances ($B)
NII and NIM (FTE)
$885
$893
$885
$898
$905
•
Growth in NII despite NIM contraction (adjusted for day
count)
•
Changed composition and size of investment portfolio
beginning in 3Q13; expect benefit to NII in future
quarters
•
New origination spreads remain tight (reflects
increased level of competition, impact of better credit,
and relationship profitability approach)
•
Increase in short-term LIBOR rates key driver for long-
term upside on NIM
$898 $898
$85.9
$86.7
$87.3
$87.9
$89.5
$80.9
$81.7
$83.2
$85.7
$87.9
1Q13 2Q13 3Q13 4Q13 1Q14
Transaction deposits Other time deposits
3.42%
3.33%
3.31%
3.21%
3.22%
$870
$875
$880
$885
$890
$895
$900
$905
$910
3.0%
3.1%
3.2%
3.3%
3.4%
3.5%
3.6%
3.7%
3.8%
3.9%
1Q13 2Q13 3Q13 4Q13 1Q14
Net Interest Income ($MM) NIM
0.0
20.0
40.0
60.0
80.0
1Q13 2Q13 3Q13 4Q13 1Q14
Avg Coml HFI Avg Cons HFI

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Expense discipline
Efficiency ratio
Peer median: 65%
Total FTE
• Operating leverage is a strategic priority in all
environments
• Expect continued improvement in 2014
• Mid-50% efficiency ratio target
– Normalized interest rate environment
Noninterest expense ($MM)
Source: SNL Financial and company reports. Data as of 1Q14. Efficiency ratio calculated as reported noninterest expense / (net interest income (fully taxable equivalent)+ noninterest income)
1 FITB adjusted efficiency ratio excludes $51MM litigation charges, $36MM negative warrant valuation, $7MM securities gains, $4MM in severance expense and $1MM positive valuation of the Visa total return swap
(8%)
1
• Reduction in FTE includes the impact of branch
staffing model changes and the reduction of
employee costs in mortgage business
• Carefully managing expenses in response to
revenue environment (total noninterest
expense down 4% sequentially)
• Will continue R&D investments with increased
technology, communications, and equipment
expense in 2014
52%
58%
59%
60%
64% 60%
65%
66%
66% 67% 67%
72%
65%
USB WFC BBT PNC MTB FITB KEY CMA HBAN STI RF ZION
20,744
20,569
20,256
19,446
19,080
15,000
17,000
19,000
21,000
1Q13 2Q13 3Q13 4Q13 1Q14
$978
$1,035
$959
$989
$950
$500
$700
$900
$1,100
1Q13 2Q13 3Q13 4Q13 1Q14

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Credit quality overview
$112
Net charge-offs ($MM)
$109
$168
4Q13 and 1Q14 net charge-offs elevated;
broader portfolio still at low levels
$133
NCO ratio
0.63% 0.51% 0.49% 0.67% 0.76%
$148
HFI Nonperforming assets ($MM)
$1,210
$1,150
$1,014
$946
$980
NPAs down 22% from 1Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$470
$410
$414
$337
$379
Includes 1Q14 provision expense of $69MM;
reserve coverage levels remain strong.
Total delinquencies declined 28% from 1Q13;
remain at very low levels
NPA ratio   1.41%             1.32%            1.16%             1.10%             1.05%
828
794
680
607
595
382
356
334
373
351
$0
$250
$500
$750
$1,000
$1,250
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Consumer
306
258 258
276
243
164
152
156
103
94
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1Q13 2Q13 3Q13 4Q13 1Q14
30-89 Days Past Due
90+  Days Past Due
54
45
44
78
105
79
67
65
70
63
$0
$25
$50
$75
$100
$125
$150
$175
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Consumer
$1,783
$1,735
$1,677
$1,582
$1,483
2.08%
1.99%
1.92%
1.79%
1.65%
$0
$500
$1,000
$1,500
$2,000
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q13 2Q13 3Q13 4Q13 1Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

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Capital management – core focus
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Tier 1 common equity
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
Common Shares Outstanding (MM)
and Tangible Book Value per share
Basel III
Est.
9.0%²
Basel III
Est.
9.1%²
Basel III
Est.
9.5%²
• 2014 CCAR plan not objected to by Federal Reserve Board
• Included the following potential actions for the period 2Q14-
1Q15, subject to Board approval and other factors:
• 2014 CCAR plan designed to maintain regulatory common equity capital ratios generally at current levels
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 Net Payouts
($MM)
9.7%
9.4%
9.9%
9.4%
9.5%
0%
2%
4%
6%
8%
10%
1Q13 2Q13 3Q13 4Q13 1Q14
913
901
888
878
858
$12.62
$12.69
$13.09
$13.00
$13.40
650
700
750
800
850
900
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
1Q13 2Q13 3Q13 4Q13 1Q14
Common Shares O/S TBV per share
– The potential increase in the quarterly common
stock dividend to $0.13 per share
– The potential repurchase of common shares in an
amount up to $669MM
– The additional ability to repurchase shares in the
amount of any after-tax gains from the sale of
Vantiv, Inc. stock, if realized
  Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
1

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Valuable ownership stake in Vantiv, Inc.
March 2009
Significant unrecognized value unlocked
March 2009 – Present
Realizing earning potential
Ongoing impact
Positioned well to generate future value
$2.35 billion
¹
enterprise value
Debt incurred
Equity value
¹
1
• Equity valuation of $1.1B
– Including $561MM cash payment
related to Advent’s 51% ownership
and put rights
– Fifth Third retained 49% ownership
with additional warrants
Recognized value to date
($MM pre-tax)
• Currently own 26% interest in
Vantiv Holding, LLC, convertible to
Vantiv, Inc. shares (NYSE: VNTV)
– Carrying (book) value of
$437MM as of 3/31/14
– Ownership (market) value of
~$1.5B as of 3/31/14
• Ongoing equity method earnings
• Warrant to purchase additional
shares in Vantiv
– Carried as a derivative asset at
fair value of $348MM as of
3/31/14
• Annual payment corresponding
with tax benefits accruing to Fifth
Third associated with the tax
receivable agreement (TRA)
– Vantiv reported FITB TRA at a
gross value of $551MM as of
1Q14
– FITB realized $9MM in 4Q13
Equity ownership & earnings
Total gains / earnings recognized ~$3 billion
$1.10B
$1.25B
Enterprise Value Components
$115
$493
$299
$250
Gain on IPO
Gains on share
sales and TRA
Net put and
warrant
valuation gains
Equity method
earnings
83.9
70.2
48.8
$0
$20
$40
$60
$80
0
15
30
45
60
75
90
2011 2012 2013
Class B shares (MM)
Equity method earnings ($MM)
• Pre-tax gain of $1.8B
Before Fifth Third’s valuation of warrants, put rights, and minority interest discounts expected to reduce its implied valuation of the business by an estimated $50 million.

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Repositioning consumer bank
with investments and strategic changes
Maximize the value offered and the revenue earned from every relationship
•
Growth in high value segments
– Execution consistency
– Dedicated team of specialists for focused segmentation
Optimize the current distribution model
•
Redesign branch formats and re-define job categories while preserving revenue streams
•
Testing to break through the previous minimum staffing levels by deploying new technologies
Enhance digital capabilities to lower costs while improving the customer experience
•
Enhancement of customer service levels through the ease and convenience of digital banking
•
Deliver solutions in digital channels for increased sales effectiveness and drive adoption
2
1
3
Online banking
2009 1Q14
47%
52%
Mobile banking
2011 1Q14
9%
26%
Alternative channel delivery
% of checking households with
Consumer deposit activity
Transaction volume by channel
73%
19%
Branch
ATM
7.5
6.8
6.1
1Q12 1Q13 1Q14
Branch Transactions
Average monthly trans. in millions
8% Mobile

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Commercial Bank – Executing on key strategies
Healthcare
• Expanded suite of
products designed to
meet full range of
healthcare clients’ needs
• Innovative cash
management solutions
simplify cash handling
and improve cash flow
Currency Processing
Solutions
Segment
Specialization
Industry
Specialization
Treasury
Management
Capabilities
Energy
• Launched in 3Q12
• Focused on extraction and
distribution (upstream /
downstream)
Commercial Real Estate
• Centralized group focused
on select opportunities
• Target clients:
businesses that
generate $500MM to
$2B in revenue
• Investments in capital
markets capabilities
• “Lead left” strategy
Mid-Corporate
• Streamline processes,
reduce costs and
maximize convenience
Commercial Card
Solutions
CONSULTATIVE SALES APPROACH

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Commercial Specialization
$53.1B
$45.2B
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Total Average Commercial Loans ($B)
Middle Market Energy Healthcare Large Corporate Mid Corporate CRE Other

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Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income²
Net interest margin²
Noninterest income¹
Noninterest expense
Pre-provision net revenue
1,2
ROA
¹
Effective tax rate
1,2
Asset Quality:
Net charge-offs
Loan loss allowance
4
Nonperforming assets
4
Tier 1 common equity
3,6
Category
Fifth Third: Outlook
2014 Outlook
¹
$87.0B
$82.9B
1
2013 results exclude a net $534MM benefit from gains on Vantiv share issuance and Vantiv warrants. 2014 outlook does not include potential but currently unforecasted items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
2
Presented on a fully-taxable equivalent basis.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
4
Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
5
As a percentage of loans and leases
6
Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
2013-Adjusted
¹
Please see cautionary statement on slide 15 for risk factors related to forward-looking statements
Mid single digit growth
Mid single digit growth
Down ~$40MM (~0.50%
5
)
Lower vs. 4Q13
Down ~15% vs. 4Q13
$3.58B
3.32% (3.21% 4Q13)
$2.70B
$3.95B
$2.31B
~1.2%
~28.4%
9.39%
$501MM (0.58%
5
)
$1.6B (1.79%)
$980MM (1.10%)
~Consistent with 4Q13
Modest growth
~3.15% +/-
Down mid-to-high single digits
(up mid-single digits ex-mortgage)
Down mid-single digits
Up low-single digits
~1.15%
~27.0-27.5%

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Investment thesis
Consistent earnings power with high returns
Healthy balance sheet with strong growth potential
Long history of disciplined expense management
Commercial Bank with growing scale and scope of products and services
Redesign of Consumer Bank for long term profitability
Growing wealth management and brokerage services
Balanced capital management supporting growth and shareholder returns

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,”
“trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,”
“might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the
Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18)
potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv,
LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

16 © Fifth Third Bank | All Rights Reserved Appendix

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Pre-tax pre-provision earnings
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
PPNR declined 17% sequentially, reflecting impact of $83MM and $9MM in net detriments to 1Q14 and 4Q13, respectively. Excluding those items, adjusted PPNR declined 5% from 4Q13, driven by seasonal increase in
FICA and unemployment tax expense and lower mortgage banking net revenue.
1
$608
$632
$603
$623
$590
$0
$100
$200
$300
$400
$500
$600
$700
1Q13 2Q13 3Q13 4Q13 1Q14
Adjusted PPNR
PPNR     $653               $905              $655              $614              $507
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
Income before income taxes (U.S. GAAP) (a) $591 $841 $604 $561 $438
Add: Provision expense (U.S. GAAP) (b) 62 64 51 53 69
PPNR (a) + (b) $653 $905 $655 $614 $507
In noninterest income:
Gain from sales of Vantiv shares - (242) (85) - -
Vantiv warrant valuation (34) (76) (6) (91) 36
Other Vantiv-related income - - - (9) -
Valuation of 2009 Visa total return swap 7 5 2 18 (1)
Sale of certain Fifth Third funds (7) - - - -
BOLI settlement - (10) - - -
Securities (gains) / losses (17) - (2) (2) (7)
In noninterest expense:
Debt extinguishment (gains) / losses - - - 8 -
Severance expense 3 1 5 8 4
Large bank assessment fees - - 5 - -
Gain on sale of affordable housing investments (9) (2) (1) - -
Donation to Fifth Third Foundation 3 - - 8 -
Litigation reserve charges 9 51 30 69 51
Adjusted PPNR $608 $632 $603 $623 $590
Credit-related items:
In noninterest income 10 6 5 5 10
In noninterest expense 24 35 16 (12) 9
Credit-adjusted PPNR
3
$642 $673 $624 $616 $609
Adjustments to remove (benefit) / detriment² :
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q14, 2Q13, and 1Q13 included the impact of $3MM,  $20MM, and $22MMM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
PPNR reconciliation

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Available and contingent borrowing capacity
(1Q14):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$29B
Holding Company cash at 3/31/14: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
21 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
5%
$1,250
2,312
2014 2015 2016 2017 2018 2019 2020 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
$415
$500
$2,450
$600
2014 2015 2016 2017 2018 2019 2020 On
Demand
24%
Interest
checking
20%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
3%
S-T
borrowings
2%
Other
liabilities
4%
Equity
11%
L-T debt
9%
$500
$500 $500

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013  2013  2013  2013
Income before income taxes (U.S. GAAP) $438 $561 $604 $841 $591
Add: Provision expense (U.S. GAAP) 69  53 51  64  62
Pre-provision net revenue (a) 507 614 655 905 653
Net income available to common shareholders (U.S. GAAP) 309                             383                             421                             582                             413
Add: Intangible amortization, net of tax 1  1                                 1                                 1                                 1
Tangible net income available to common shareholders 310                             384                             422                             583                             414
Tangible net income available to common shareholders (annualized) (b) 1,257                         1,523                         1,674                         2,338                         1,679
Average Bancorp shareholders' equity (U.S. GAAP) 14,862                       14,757                       14,440                       14,221                       13,779
Less: Average preferred stock (1,034)                        (703)                           (593)                           (717)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (19)                              (20)                              (22)                              (24)                              (26)
Average tangible common equity (c) 11,393                       11,618                       11,409                       11,064                       10,939
Total Bancorp shareholders' equity (U.S. GAAP) 14,826                       14,589                       14,641                       14,239                       13,882
Less:  Preferred stock (1,034)                        (1,034)                        (593)                           (991)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible common equity, including unrealized gains / losses (d) 11,358                       11,120                       11,611                       10,809                       11,043
Less: Accumulated other comprehensive income (196)                           (82)                              (218)                           (149)                           (333)
Tangible common equity, excluding unrealized gains / losses (e) 11,162                       11,038                       11,393                       10,660                       10,710
Total assets (U.S. GAAP) 129,654                     130,443                     125,673                     123,360                     121,382
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible assets, including unrealized gains / losses (f) 127,220                     128,008                     123,236                     120,921                     118,941
Less: Accumulated other comprehensive income / loss, before tax (302)                           (126)                           (335)                           (229)                           (512)
Tangible assets, excluding unrealized gains / losses (g) 126,918                     127,882                     122,901                     120,692                     118,429
Common shares outstanding (h) 848                             855                             887                             851                             875
Ratios:
Return on average tangible common equity (b) / (c) 11.0% 13.1% 14.7% 21.1% 15.4%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.79% 8.63% 9.27% 8.83% 9.03%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.93% 8.69% 9.42% 8.94% 9.28%
Tangible book value per share (d) / (h) 13.40 13.00 13.09 12.69 12.62
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,826 $14,589 $14,641 $14,239 $13,882
Goodwill and certain other intangibles (2,490) (2,492) (2,492) (2,496) (2,504)
Unrealized gains (196) (82) (218) (149) (333)
Qualifying trust preferred securities 60 60 810 810 810
Other (18) 19 21 22 23
Tier I capital 12,182 12,094 12,762 12,426 11,878
Less: Preferred stock (1,034) (1,034) (593) (991) (398)
Qualifying trust preferred securities (60) (60) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (37) (39) (38) (38)
Tier I common equity (a) 11,087 10,963 11,320 10,587 10,632
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,622 116,736 114,544 112,285 109,626
Ratio:
Tier I common equity (a) / (b) 9.51% 9.39% 9.88% 9.43% 9.70%
Basel III - Estimated Tier 1 common equity ratio
March December September
2014 2013 2013
Tier 1 common equity (Basel I) $11,087 $10,963 $11,320
Add: Adjustment related to capital components $99 $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,186 $11,045 $11,408
Add: Adjustment related to AOCI $196 $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,382 $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,659 122,851 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.12% 8.99% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.28% 9.06% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity.
Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2013 2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,492)                        (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (82)                              (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 60                               810                             2,248                         2,763                         2,763
Other 19                               33                               38                               11                               (26)
Tier I capital 12,094                       11,685                       12,503                       13,965                       13,428
Less: Preferred stock (1,034)                        (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (60)                              (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,963                       10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,736                     109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.39% 9.51% 9.35% 7.48% 6.99%
For the Year Ended